EXHIBIT 99.1

PART II

Item 6.	SELECTED FINANCIAL DATA
The following tables contain selected historical financial data for us for the years ended December 31, 2015, 2014, 2013, 2012 and 2011. The selected consolidated financial data presented should be read together with Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes included in Item 15 of this Annual Report. Amounts have been recast to present our Commercial Cyber Solutions segment as a discontinued operation for all periods presented (refer to Note 16 - Discontinued Operation to the Consolidated Financial Statements in Item 15 of Exhibit 99.3 of this Current Report for more information).

	Year ended Dec. 31, 2015	Year ended Dec. 31, 2014 (1)	Year ended Dec. 31, 2013 (1)	Year ended Dec. 31, 2012 (1)	Year ended Dec. 31, 2011
	(In thousands)
Cash and Cash Equivalents	$21,227	$39,601	$2,480	$5,639	$1,294
Working Capital (Deficit)	62,951	85,353	15,802	17,777	(16,344)
Total Assets	453,405	466,653	428,052	447,464	264,090
Long-Term Obligations	164,972	133,771	71,236	86,492	15,383
Total Stockholders' Equity	251,825	299,218	299,491	300,867	180,659

	Year ended Dec. 31, 2015	Year ended Dec. 31, 2014 (1)	Year ended Dec. 31, 2013 (1)	Year ended Dec. 31, 2012 (1)	Year ended Dec. 31, 2011
	(In thousands, except per share data)
Revenue	$297,935	$279,250	$288,909	$240,245	$190,587
Gross Profit	89,729	86,342	91,529	81,065	56,637
Operating Income	16,130	18,750	4,351	2,487	1,828
Net (Loss) Income from Continuing Operations	(29,910)	6,590	(2,962)	417	535
Net (Loss) Income on Discontinued Operations	(28,712)	(20,125)	(8,257)	437	—
Net (Loss) Income	(58,622)	(13,535)	(11,219)	854	535

Basic net (loss) earnings per share:
Continuing operations	$(0.77)	$0.18	$(0.08)	$0.01	$0.02
Discontinued operations	(0.74)	(0.54)	(0.23)	0.02	—
Basic net (loss) earnings per share	$(1.51)	$(0.36)	$(0.31)	$0.03	$0.02

Diluted net (loss) earnings per share:
Continuing operations	$(0.77)	$0.17	$(0.08)	$0.01	$0.02
Discontinued operations	(0.74)	(0.51)	(0.23)	0.02	—
Diluted net (loss) earnings per share	$(1.51)	$(0.34)	$(0.31)	$0.03	$0.02

Adjusted EBITDA from Continuing Operations	35,970	38,471	36,983	31,648	20,569
(1) Certain amounts have been adjusted for the correction of immaterial errors. See Note 1 to the Consolidated Financial Statements in Item 15 of Exhibit 99.3 of this Current Report for more information.
Adjusted EBITDA as defined by us is a financial measure that is not calculated in accordance with accounting principles generally accepted in the United States of America, or US GAAP. The Adjusted EBITDA reconciliation tables below provide reconciliations of this non-US GAAP financial measure to net income (loss), the most directly comparable financial measure calculated and presented in accordance with US GAAP. Adjusted EBITDA should not be considered as an alternative to net income, operating income or any other measure of financial performance calculated and presented in accordance with US GAAP. Our adjusted

EXHIBIT 99.1

EBITDA may not be comparable to similarly titled measures of other companies because other companies may not calculate adjusted EBITDA or similarly titled measures in the same manner as we do. We prepare adjusted EBITDA to eliminate the impact of items that we do not consider indicative of our core operating performance. We encourage you to evaluate these adjustments and the reasons we consider them appropriate.
We believe adjusted EBITDA is useful to investors in evaluating our operating performance for the following reasons:

•
we have various non-recurring transactions and expenses that directly impact our net income. Adjusted EBITDA is intended to approximate the net cash provided by operations by adjusting for non-recurring, non-operational items; and

•	securities analysts use adjusted EBITDA as a supplemental measure to evaluate the overall operating performance of companies.
Our board of directors and management use adjusted EBITDA:

•	as a measure of operating performance;

•	to determine a significant portion of management’s incentive compensation;

•	for planning purposes, including the preparation of our annual operating budget; and

•	to evaluate the effectiveness of our business strategies.
Although adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results of operations as reported under US GAAP. Some of these limitations are:

•	adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or other contractual commitments;

•	adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;

•	adjusted EBITDA does not reflect interest expense or interest income;

•	adjusted EBITDA does not reflect cash requirements for income taxes;

•	adjusted EBITDA does not include non-cash expenses related to stock compensation;

•
although depreciation and amortization are non-cash charges, the assets being depreciated or amortized will often have to be replaced in the future, and adjusted EBITDA does not reflect any cash requirements for these replacements; and

•	other companies in our industry may calculate adjusted EBITDA or similarly titled measures differently than we do, limiting its usefulness as a comparative measure.

	Adjusted EBITDA from Continuing Operations Reconciliation

	Year ended Dec. 31, 2015	Year ended Dec. 31, 2014 (1)	Year ended Dec. 31, 2013 (1)	Year ended Dec. 31, 2012 (1)	Year ended Dec. 31, 2011
	(In thousands)
Net (Loss) Income from Continuing Operations	$(29,910)	$6,590	$(2,962)	$417	$535
Depreciation	5,877	5,329	5,738	4,359	2,082
Intangible Amortization	7,087	7,737	20,534	20,796	13,410
Stock Based Compensation	5,524	6,421	5,731	3,024	2,829
Interest Expense, net	10,299	8,934	3,508	2,307	907
Income Tax Expense (Benefit) (2)	35,782	3,356	(2,479)	(193)	218
Public Offering, Acquisition and Other Nonrecurring Costs (3)	1,311	104	6,913	938	588
Adjusted EBITDA from Continuing Operations	$35,970	$38,471	$36,983	$31,648	$20,569

EXHIBIT 99.1

(1) Certain amounts have been adjusted for the correction of immaterial errors. See Note 1 to the Consolidated Financial Statements in Item 15 of Exhibit 99.3 of this Current Report for more information.
(2) The income tax expense (benefit) for 2015 included a valuation allowance for deferred tax assets.
(3) The other non-recurring items includes a legal settlement in 2013.
The following tables contain selected historical financial data by quarter for the years ended December 31, 2015 and 2014.

	2015				2014
	Three Months Ended Mar. 31 (2)	Three Months Ended June 30 (2)	Three Months Ended Sept. 30	Three Months Ended Dec. 31	Three Months Ended Mar. 31 (2)	Three Months Ended June 30 (2)	Three Months Ended Sept. 30 (2)	Three Months Ended Dec. 31 (2)
	(In thousands, except per share data and unaudited)
Revenue	$68,848	$75,869	$78,100	$75,118	$61,308	$72,057	$75,931	$69,954
Gross Profit	20,241	24,254	23,848	21,386	19,539	22,196	24,043	20,564
Operating Income	2,829	6,312	3,308	3,681	2,810	6,255	6,316	3,369
Net Income (Loss) from Continuing Operations	130	(21,006)	(7,129)	(1,905)	(230)	(1,461)	6,143	2,138
Income (Loss) from Continuing Operations per Share of Common Stock-basic	—	(0.55)	(0.18)	(0.04)	(0.01)	(0.04)	0.16	0.06
Income (Loss) from Continuing Operations per Share of Common Stock-diluted	—	(0.55)	(0.18)	(0.04)	(0.01)	(0.04)	0.15	0.06
Adjusted EBITDA from Continuing Operations	8,298	11,692	7,736	8,244	7,985	11,324	11,288	7,874

	Adjusted EBITDA Reconciliation
	2015				2014
	Three Months Ended Mar. 31 (2)	Three Months Ended June 30 (2)	Three Months Ended Sept. 30	Three Months Ended Dec. 31	Three Months Ended Mar. 31 (2)	Three Months Ended June 30 (2)	Three Months Ended Sept. 30 (2)	Three Months Ended Dec. 31 (2)
	(In thousands and unaudited)
Net Income (Loss) from Continuing Operations	$130	$(21,006)	$(7,129)	$(1,905)	$(230)	$(1,461)	$6,143	$2,138
Depreciation	1,331	1,388	1,546	1,612	1,405	1,420	1,181	1,323
Intangible Amortization	1,791	1,816	1,766	1,714	2,143	1,919	1,881	1,794
Stock Compensation Amortization	1,189	2,110	1,090	1,135	1,624	1,678	1,751	1,368
Interest Expense, net	2,543	2,566	2,582	2,608	858	1,220	4,348	2,508
Income Tax Expense (Benefit)(1)	156	24,768	7,876	2,982	2,183	6,519	(4,067)	(1,279)
Acquisition and Other Nonrecurring Costs	1,158	50	5	98	2	29	51	22
Adjusted EBITDA from Continuing Operations	$8,298	$11,692	$7,736	$8,244	$7,985	$11,324	$11,288	$7,874
(1) The income tax expense (benefit) for the three months ended June 30, 2015 includes a valuation allowance for deferred tax assets.
(2) Certain amounts have been adjusted for the correction of immaterial errors. See Note 1 to the Consolidated Financial Statements in Item 15 of Exhibit 99.3 of this Current Report for more information. The effects of the revision on our quarterly information were as follows:

EXHIBIT 99.1

	First Quarter 2015
	As Originally Reported	Adjustment	As Revised	Effect of Discontinued Operations	As Further Revised
	(In thousands, except per share data and unaudited)
Revenue	$71,634	$—	$71,634	$(2,786)	$68,848
Gross Profit	22,043	—	22,043	(1,802)	20,241
Net Operating (Loss) Income	(7,230)	425	(6,805)	9,634	2,829
Net (Loss) Income	(6,102)	255	(5,847)	5,977	130
Loss per Share of Common Stock-basic	(0.16)	—	(0.16)	0.16	—
Loss per Share of Common Stock-diluted	(0.16)	—	(0.16)	0.16	—
Adjusted EBITDA (3)	137	425	562	7,736	8,298

	Second Quarter 2015
	As Originally Reported	Adjustment (4)	As Revised	Effect of Discontinued Operations	As Further Revised
	(In thousands, except per share data and unaudited)
Revenue	$78,387	$—	$78,387	$(2,518)	$75,869
Gross Profit	25,786	—	25,786	(1,532)	24,254
Net Operating (Loss) Income	(3,902)	—	(3,902)	10,214	6,312
Net Loss	(35,267)	3,591	(31,676)	10,670	(21,006)
Loss per Share of Common Stock-basic	(0.92)	0.09	(0.83)	0.28	(0.55)
Loss per Share of Common Stock-diluted	(0.92)	0.09	(0.83)	0.28	(0.55)
Adjusted EBITDA (3)	4,489	—	4,489	7,203	11,692

	First Quarter 2014
	As Originally Reported	Adjustment	As Revised	Effect of Discontinued Operations	As Further Revised
	(In thousands, except per share data and unaudited)
Revenue	$63,807	$—	$63,807	$(2,499)	$61,308
Gross Profit	21,492	—	21,492	(1,953)	19,539
Net Operating (Loss) Income	(3,888)	(462)	(4,350)	7,160	2,810
Net Loss	(3,076)	(270)	(3,346)	3,116	(230)
Loss per Share of Common Stock-basic	(0.08)	(0.01)	(0.09)	0.08	(0.01)
Loss per Share of Common Stock-diluted	(0.08)	(0.01)	(0.09)	0.08	(0.01)
Adjusted EBITDA (3)	2,418	(196)	2,222	5,763	7,985

	Second Quarter 2014
	As Originally Reported	Adjustment	As Revised	Effect of Discontinued Operations	As Further Revised
	(In thousands, except per share data and unaudited)
Revenue	$74,229	$—	$74,229	$(2,172)	$72,057
Gross Profit	23,849	—	23,849	(1,653)	22,196
Net Operating (Loss) Income	(1,487)	(196)	(1,683)	7,938	6,255
Net Loss	(1,730)	(110)	(1,840)	379	(1,461)
Loss per Share of Common Stock-basic	(0.05)	—	(0.05)	0.01	(0.04)
Loss per Share of Common Stock-diluted	(0.05)	—	(0.05)	0.01	(0.04)
Adjusted EBITDA (3)	5,092	(196)	4,896	6,428	11,324

EXHIBIT 99.1

	Third Quarter 2014
	As Originally Reported	Adjustment	As Revised	Effect of Discontinued Operations	As Further Revised
	(In thousands, except per share data and unaudited)
Revenue	$78,969	$—	$78,969	$(3,038)	$75,931
Gross Profit	26,494	—	26,494	(2,451)	24,043
Net Operating (Loss) Income	(1,702)	(196)	(1,898)	8,214	6,316
Net (Loss) Income	(3,022)	(111)	(3,133)	9,276	6,143
(Loss) Income per Share of Common Stock-basic	(0.08)	—	(0.08)	0.24	0.16
(Loss) Income per Share of Common Stock-diluted	(0.08)	—	(0.08)	0.23	0.15
Adjusted EBITDA (3)	5,048	(196)	4,852	6,436	11,288

	Fourth Quarter 2014
	As Originally Reported	Adjustment	As Revised	Effect of Discontinued Operations	As Further Revised
	(In thousands, except per share data and unaudited)
Revenue	$73,525	$44	$73,569	$(3,615)	$69,954
Gross Profit	23,294	44	23,338	(2,774)	20,564
Net Operating (Loss) Income	(5,111)	(311)	(5,422)	8,791	3,369
Net (Loss) Income	(5,036)	(180)	(5,216)	7,354	2,138
(Loss) Income per Share of Common Stock-basic	(0.13)	(0.01)	(0.14)	0.20	0.06
(Loss) Income per Share of Common Stock-diluted	(0.13)	(0.01)	(0.14)	0.20	0.06
Adjusted EBITDA (3)	1,525	(311)	1,214	6,660	7,874
(3) Our previously reported quarterly Adjusted EBITDA was impacted by our corrections of immaterial errors as follows:

	First Quarter 2015	Second Quarter 2015	First Quarter 2014	Second Quarter 2014	Third Quarter 2014	Fourth Quarter 2014
	(In thousands, except per share data and unaudited)
Net Income (Loss)	$255	$3,591	$(270)	$(110)	$(111)	$(180)
Intangible Amortization	—	—	266	—	—	—
Income Tax Expense (Benefit)	170	(3,591)	(192)	(86)	(85)	(131)
Adjusted EBITDA	425	—	(196)	(196)	(196)	(311)
(4) In the second quarter of 2015, the Company recorded an addition to its deferred tax valuation allowance of $3.6 million.